Exhibit 10.1

FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of July 26, 2018

Between:

PENNYMAC CORP., as a Seller

and

PENNYMAC OPERATING PARTNERSHIP, L.P., as a Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

The Parties have agreed to amend the Master Repurchase Agreement dated October 14, 2016 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 23, 2017, the Second Amendment to Master Repurchase Agreement dated July 31, 2017, and the Third Amendment to Master Repurchase Agreement dated October 13, 2017 (the “Amended MRA”) and as amended hereby and as further supplemented, amended or restated from time to time (the “MRA”)), to make certain changes to recognize that applicable Agency Guidelines permit mortgage insurance provided by the relevant Agency, in lieu of private mortgage insurance, for certain Mortgage Loans with Loan-to-Value Ratios in excess of eighty percent (80%), and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (the “Fourth Amendment to MRA” or within itself only, this “Amendment”) have the same meanings here as there.

To recognize that applicable Agency Guidelines permit mortgage insurance provided by the relevant Agency, in lieu of private mortgage insurance, for certain Mortgage Loans with Loan-to-Value Ratios in excess of eighty percent (80%), in each place that the word “private” appears in clause (vii) of the definition of “Eligible Mortgage Loan” and in clause (e) of Exhibit B to the Amended MRA, it shall henceforth be read as “primary.”

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As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Lindsay R. Schelstrate
Lindsay R. Schelstrate
Authorized Representative

PennyMac Corp.

By:	/s/ Pamela Marsh
Pamela Marsh
Managing Director, Treasurer

PennyMac OPERATING PARTNERSHIP, L.P.
By:	PennyMac GP OP, Inc.,
its general partner

	By:	/s/ Pamela Marsh
Pamela Marsh
Managing Director, Treasurer